UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2012

On Assignment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20540	95-4023433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(818) 878-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events

This Current Report on Form 8-K of On Assignment, Inc., a Delaware corporation (the “Company”), is being filed to include the unaudited pro forma condensed combined statement of operations of the Company for the six months ended June 30, 2012.

Item 9.01.            Financial Statements and Exhibits

(b)           Pro forma financial information.

The following unaudited pro forma condensed combined financial statement is included in this Form 8-K as Exhibit 99.1 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2012

Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations

(d)           Exhibits.

Exhibit No.	Exhibit
99.1	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012.

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 10, 2012.

ON ASSIGNMENT, INC.
a Delaware corporation

By:	/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012.